As filed with the Securities and Exchange Commission

                         on March 9, 2000 File No. 333-

--------------------------------------------------------------------------------


                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      FORM

                                       S-8

                              REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                         THE CHARLES SCHWAB CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

                Delaware                                         94-3025021
  (State or Other Jurisdiction                               (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                                120 Kearny Street
                         San Francisco, California 94108
                    (Address of Principal Executive Offices)

                       CyBerCorp, Inc. 1996 Incentive Plan
                            (Full Title of the Plan)

                              Christopher V. Dodds
              Executive Vice President and Chief Financial Officer
                         The Charles Schwab Corporation
                                120 Kearny Street
                         San Francisco, California 94108
                             Telephone: 415/627-7000
            (Name, Address and Telephone Number, Including Area Code,
                              of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

================================================================================

                                     Proposed      Proposed
 Title of                            Maximum       Maximum
Securities                           Offering      Aggregate       Amount of
  to be            Amount to be      Price Per     Offering       Registration
Registered        Registered (1)     Share (2)     Price (2)          Fee
--------------------------------------------------------------------------------
Common Stock,
$0.01 par
value               2,051,043        $44.90625     $92,104,649.72   $24,315.63
================================================================================

(1) Pursuant to Rule 416(a) of the Securities Act of 1933, this Registration Statement also covers an additional indeterminate number of shares which by reason of certain events specified in the Plan may become subject to the plan.

(2) Pursuant to Rule 457(h), the maximum offering price was calculated to be $44.90625 on the basis of the average of the high and low prices at which the common stock was sold on March 8, 2000.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference.
         ------------------------------------------------

         The following documents filed by The Charles Schwab Corporation (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

(a)      The Registrant's Annual Report on Form 10-K for the year ended
         December 31, 1998 (except for Item 8. "Financial Statements and Supple-mentary Data," which has been updated and incorporated by reference in this Registration Statement).

(b) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999.

(c)      The following Current Reports on Form 8-K of the Registrant:

         (1) The Current Report on Form 8-K dated July 6, 1999;
         (2) The Current Report on Form 8-K dated January 14, 2000; and
         (3) The Current Report on Form 8-K dated February 22, 2000, which includes the Registrant's audited consolidated financial statements for the year ended December 31, 1999.

(d) The description of the Registrant's common stock contained in the Registration Statement on Form 8-A filed with the Commission on September 22, 1987, under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or description filed for the purpose of updating such description.

         All reports or other documents subsequently filed by the Registrant and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold hereunder, shall be deemed to be incorporated by reference herein and to be a part of this Registration Statement from the date of filing such reports and documents.

         Any statement contained in a document incorporated by reference into this Registration Statement shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is or is deemed incorporated herein) modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part hereof, except as so modified or superseded.

Item 4.  Description of Securities.
         --------------------------

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.
         ---------------------------------------

         Counsel who provided the opinion set forth in Exhibit 5 is an Assistant Corporate Secretary of the Registrant.

Item 6.  Indemnification of Directors and Officers.
         ------------------------------------------

         The Registrant's Fourth Restated Certificate of Incorporation provides that, pursuant to Delaware law, no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, with specific exceptions. The exceptions relate to (i) any breach of a director's duty of loyalty to the Registrant or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) approval by a director of certain unlawful dividend payments, distributions or stock redemptions or repurchases or (iv) engaging in a transaction from which a director derives an improper personal benefit. Among the types of breaches for which directors will not be liable are those resulting from negligent or grossly negligent behavior.

         The Registrant's Second Restated bylaws also provide for the indemnification of both the Registrant's directors and officers within the limitations permitted by Delaware law. Section 145 of the Delaware General Corporation Law authorizes indemnification of directors and officers for actions taken in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation. This provision is sufficiently broad to permit indemnification under certain circumstances for liabilities (and for reimbursement of expenses incurred) arising under the Securities Act of 1933, as amended (the "Act"). The Registrant has entered into indemnity agreements with its directors that contain provisions that are in some respects broader than the specified indemnification provisions contained in Delaware law.

         The Registrant has obtained directors' and officers' liability and corporation reimbursement insurance covering all officers and directors of the Registrant and its subsidiaries and providing for the reimbursement of amounts paid by the Registrant or its subsidiaries to directors and officers pursuant to indemnification arrangements, subject to certain deductibles and coinsurance provisions.

Item 7.  Exemption from Registration Claimed.
         -----------------------------------

         Not applicable.

Item 8.  Exhibits.
         --------

Exhibit
Number            Exhibit Description
-------           -------------------

5                 Opinion of Counsel

23.1              Independent Auditors' Consent

23.2              Consent of Counsel (included in Exhibit 5)

23.3 Powers of Attorney (included as part of the signature page to this Registration Statement)

99                CyBerCorp, Inc. 1996 Incentive Plan

Item 9.  Undertakings.
         ------------

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a) (3) of the Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securi-ties offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration statement or any material change to such information in this Registration Statement; PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Act, each post-effective amendment to this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered hereby which remain unsold at the termination of the offering.

         (4) That, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdic-tion the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and the State of California, on this 9th day of March, 2000.

                                            THE CHARLES SCHWAB CORPORATION
                                            (Registrant)


                                            By:  /s/ CHARLES R. SCHWAB
                                                 --------------------------
                                                     Charles R. Schwab
                                                     Chairman and
                                                     Co-Chief Executive Officer




     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below on this 9th day of March, 2000 by the following persons in the capacities indicated.

              Signature                                 Title
              ---------                                 -----

/s/ CHARLES R. SCHWAB
------------------------------------
    Charles R. Schwab                 Chairman, Co-Chief Executive Officer
                                           and Director
                                           (principal executive officer)


/s/ DAVID S. POTTRUCK
------------------------------------
    David S. Pottruck                 President, Co-Chief Executive Officer
                                           and Director
                                           (principal executive officer)


/s/ CHRISTOPHER V. DODDS
------------------------------------
    Christopher V. Dodds               Executive Vice President and
                                           Chief Financial Officer
                                           (principal financial and accounting
                                            officer)

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Charles R. Schwab, David S. Pottruck and Christopher V. Dodds, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      /s/ NANCY H. BECHTLE
      ------------------------------------            Director
          Nancy H. Bechtle

      /s/ C. PRESTON BUTCHER
      ------------------------------------            Director
          C. Preston Butcher

      /s/ DONALD G. FISHER
      ------------------------------------            Director
          Donald G. Fisher

      /s/ ANTHONY M. FRANK
      ------------------------------------            Director
          Anthony M. Frank

      /s/ FRANK C. HERRINGER
      ------------------------------------            Director
          Frank C. Herringer

      /s/ STEPHEN T. MCLIN
      ------------------------------------            Director
          Stephen T. McLin

      /s/ CONDOLEEZZA RICE
      ------------------------------------            Director
          Condoleezza Rice

      /s/ ARUN SARIN
      ------------------------------------            Director
          Arun Sarin

      /s/ GEORGE P. SHULTZ
      ------------------------------------            Director
          George P. Shultz

      /s/ ROGER O. WALTHER
      ------------------------------------            Director
          Roger O. Walther

                                INDEX TO EXHIBITS

Exhibit
Number            Exhibit Description
------            -------------------

5                 Opinion of Counsel

23.1              Independent Auditors' Consent

23.2              Consent of Counsel (included in Exhibit 5)

23.3 Powers of Attorney (included as part of the signature page to this Registration Statement)

99                CyBerCorp, Inc. 1996 Incentive Plan